EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jones Soda Co. (the “Company”) on Form 10-Q for the fiscal quarter Ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Brian Meadows, Chief Financial Officer of the Company, hereby certify that, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2026
/s/ Brian Meadows
Brian Meadows
Chief Financial Officer

[A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.]